SEMI ANNUAL REPORT

FEBRUARY 28, 1999


TEMPLETON GLOBAL
REAL ESTATE FUND



[LOGO]

FRANKLIN TEMPLETON(R)

PAGE


[LOGO] CELEBRATING OVER 50 YEARS


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.


[PHOTO OF JEFFREY A. EVERETT APPEARS HERE]

JEFFREY A. EVERETT, CFA

Portfolio Manager
Templeton Global Real Estate Fund

PAGE


CONTENTS

Shareholder Letter ..........................   1

Performance Summary .........................   6

Financial Highlights &
 Statement of Investments ...................   8

Financial Statements ........................  13

Notes to Financial Statements ...............  16


SHAREHOLDER LETTER

Your Fund's Goal: Templeton Global Real Estate Fund seeks long-term capital growth, and its secondary goal is current income. Under normal market conditions, the Fund invests primarily in the equity and debt securities of companies located anywhere in the world that are engaged in or related to the real estate industry or which own significant real estate assets.


Dear Shareholder:

This semiannual report of Templeton Global Real Estate Fund covers the six months ended February 28, 1999. As most global equity markets recovered from their October slump, many indicators pointed toward improved performance for real estate stocks. In the U.S., Europe and Hong Kong, where the Fund then had its highest weightings, new supply of properties was limited, and expansion of many global corporations was contributing to rising occupancy rates while interest rate declines were lowering financing costs and increasing operating income for real estate companies. Relatively high dividend yields of many real estate securities made the sector look even more attractive to us. Despite these positive indicators, the sector as a whole performed



                                 FUND CATEGORY

                                [PYRAMID GRAPH]

                                     GLOBAL
                                     GROWTH
                                GROWTH & INCOME
                                     INCOME
                                TAX-FREE INCOME

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 10 of this report.

PAGE


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/28/99

[PIE CHART APPEAR HERE]

[THIS CHART SHOWS IN PIE CHART FORMAT THE GEOGRAPHIC DISTRIBUTIO OF TEMPLETON GLOBAL REAL ESTATE FUND'S PORTFOLIO HOLDINGS ON FEBRUARY 28, 1999, BASED ON TOTAL NET ASSETS.]

North America                           42.5%
Europe                                  19.2%
Asia                                    14.0%
Latin America                            5.2%
Other                                    5.0%
Fixed Income                             4.1%
Other Net Assets                        10.0%


poorly when compared with other equities. Within this environment, Templeton Global Real Estate Fund - Class A shares produced a six-month cumulative total return of 2.11%, as shown in the Performance Summary on page 7.

During the reporting period, we took advantage of the real estate sector's weakness to increase several existing positions and initiate new holdings in stocks we considered undervalued, because we believed investors were likely to eventually recognize the value of limited supply and increasing liquidity in global real estate markets.

The Fund's holdings of carefully selected U.S. Real Estate Investment Trusts (REITs)(1) fluctuated slightly during the six months under review. In our opinion, stocks like Boston Properties Inc. and Equity Residential Properties, two REITs with highly respected management teams and well-located assets in metropolitan areas, have the potential to perform well. We also believe that Rouse Co., an owner and operator of high-end regional malls in key locations throughout the U.S., could excel in the retail sector. Although these companies' performance over the past year has been disappointing, we believe their management has displayed skill and foresight, and that investors may eventually revalue their worth.

In Europe, increased demand for space and a limited supply of property contributed to higher rents in many cities, as the European Monetary Union encouraged companies there to expand across the continent. Cross-border competition caused some corporations to exchange property holdings for relatively liquid shares of real estate firms, and some companies spun off real estate assets into separate corporate entities. Such spin-offs


1. REIT is a company that owns and manages large real estate investments, providing investors with potential benefits from owning real estate on a scale that most individuals could not achieve.

2

PAGE


TOP 10 HOLDINGS
2/28/99


[THIS CHART LISTS THE TOP 10 HOLDINGS, INCLUDING INDUSTRY AND COUNTRY, OF TEMPLETON GLOBAL REAL ESTATE FUND, BASED ON TOTAL NET ASSETS AS OF 2/28/99.]

COMPANY,                                     % OF TOTAL
INDUSTRY, COUNTRY                            NET ASSETS
-----------------                            ----------
Weeks Corp.
Real Estate, U.S.                                  4.4%

Rouse Co.
Real Estate, U.S.                                  4.3%

Union du Credit Bail
Immobilier Unibail
Real Estate, France                                3.8%

Equity Residential Properties
Real Estate, U.S.                                  3.6%

Highwoods Properties Inc.
Real Estate, U.S.                                  3.5%

LTC Properties Inc.
Real Estate, U.S.                                  3.2%

CBL & Associates
Properties Inc.
Real Estate, U.S.                                  2.7%

Nationwide Health
Properties Inc.
Real Estate, U.S.                                  2.5%

Boston Properties Inc.
Real Estate, U.S.                                  2.4%

Crescent Real Estate
Equities Co.
Real Estate, U.S.                                  2.2%


may enhance shareholder value by enabling these new firms to focus on real estate as a core business, something many European companies have not done in the past.

During the reporting period, we maintained positions in a number of Asian property companies, which we believe could be long-term beneficiaries of improving economic conditions and pent-up demand. Hong Kong holdings, which made up 10.5% of the total portfolio on February 28, 1999, provided welcome gains, helping compensate for lagging returns of real estate companies elsewhere. In an effort to stimulate the economy and ensure adequate public housing, Hong Kong's government reduced interest rates, and banks were able to re-enter the mortgage loan market, helping to create a resurgence of residential purchases. At the same time, property prices there firmed up as it appeared that a government moratorium on land sales might cause tighter property supply in the near future. These conditions helped Hong Kong developers Cheung Kong Holdings Ltd. and New World Development Co. Ltd. sell residential units, providing them with cash for future land purchases.

Looking forward, we believe that favorable supply and demand trends, low interest rates and expanding credit may generate growth and consolidation opportunities for many well-managed real estate companies throughout the world. In our opinion, U.S. REITs possess compelling fundamentals, which have been unfairly overlooked by U.S. investors. In 1998, the Standard & Poor's(R) 500 (S&P 500(R)) Index's earnings growth was essentially flat, yet the price-to-earnings (P/E) multiple increased 25%.

                                                                               3

PAGE


Essentially, general stock prices rose while company earnings did not. During the same period, U.S. REIT P/E multiples fell 30%, while earnings growth declined to 10% annually, down from the 15-20% levels of the previous two years. Also, the average cash flow growth of U.S. REITs has exceeded the cash flow growth of the S&P 500 by 2.9% over the past six calendar years.(2) Furthermore, as of February 28, 1999, REIT dividend yields were 2.4% higher than 10-year U.S. Treasury bond yields.(3) Based on these factors, we believe investors may come to realize the merits of U.S. REITs' solid yield and consistent cash flow growth.

Of course, there are special risks involved with global investing related to market, currency, economic, social, political and other factors. Emerging market securities involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. Since the Fund concentrates on the real estate industry, its share price may experience greater volatility than those of more broadly diversified investments. For example, Taiwan's equity market has increased 951% in the last 15 years, but has suffered six declines of more than 20% during that time.(4) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in such markets. These special risks and other considerations are discussed in the Fund's prospectus.


2. Litt, Jonathan. "REIT Insight," Paine Webber, January 29, 1999, p.2.
3. Source: Standard & Poor's Micropal.
4. Source: Bloomberg. Based on quarterly percentage price change over 15 years ended December 31, 1998. Market returns are measured in U.S. dollars and do not include reinvested dividends.

4

PAGE

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help give you a better understanding of our investment and management philosophy.

We thank you for your participation in Templeton Global Real Estate Fund and look forward to serving you in the future. Please feel free to contact us with any questions or comments you may have.

Sincerely,

/s/JEFFREY A. EVERETT
----------------------

Jeffrey A. Everett, CFA
Portfolio Manager
Templeton Global Real Estate Fund


                                                                               5

PAGE


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of each class' operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (9/1/98 - 2/28/99)

CLASS A                         CHANGE         2/28/99  8/31/98
---------------------------------------------------------------
Net Asset Value                 - $0.22        $12.48   $12.70


                                DISTRIBUTIONS
                                -------------------------------
Dividend Income                 $0.5100
Long-term Capital Gain          $0.0100

      TOTAL                     $0.5200


CLASS C                         CHANGE         2/28/99  8/31/98
---------------------------------------------------------------
Net Asset Value                 - $0.15        $12.40   $12.55

                                Distributions
                                -------------------------------
Dividend Income                 $ 0.3814
Long-term Capital Gain          $ 0.0100
      TOTAL                     $ 0.3914

CLASS A (formerly Class I):

Subject to the current, maximum 5.75% initial sales charge. Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and a 1% contingent deferred sales charge
(CDSC) for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

Templeton Global Real Estate Fund paid distributions derived from long-term capital gains of 1 cent ($0.0100) per share in October, 1998. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

6                        Past performance is not predictive of future results.

PAGE


PERFORMANCE

                                                                    INCEPTION
CLASS A                              6-MONTH  1-YEAR      5-YEAR     (9/12/89)
-------------------------------------------------------------------------------
Cumulative Total Return(1)             2.11%  - 18.75%     1.66%     69.44%
Average Annual Total Return(2)       - 3.73%  - 23.40%   - 0.85%      5.07%
Value $10,000 Investment(3)          $9,627    $7,660    $9,584    $15,970

                                     2/28/95   2/28/96   2/28/97   2/28/98   2/28/99
                                     -----------------------------------------------
One-Year Total Return(4)            - 12.10%    11.79%    18.66%    7.31%   - 18.75%

                                                                      INCEPTION
CLASS C                              6-MONTH    1-YEAR     3-YEAR      (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            1.73%   - 19.35%      1.07%      12.20%
Average Annual Total Return(2)      - 0.30%   - 20.93%      0.03%       2.79%
Value of $10,000 Investment(3)      $9,970     $7,907    $10,009     $11,111

                                                          2/28/97  2/28/98   2/28/99
                                     ------------------------------------------------
One-Year
Total Return(4)                                           17.87%    6.32%   - 19.35%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.                         7

PAGE



TEMPLETON GLOBAL REAL ESTATE FUND
Financial Highlights

                                                                                  CLASS A
                                          ---------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED                            YEAR ENDED AUGUST 31,
                                          FEBRUARY 28, 1999      ----------------------------------------------------------------
                                             (UNAUDITED)           1998          1997          1996          1995          1994
                                          ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout
  the period)
Net asset value, beginning of
period..............................            $12.70             $16.33        $13.78        $13.20        $13.66        $12.66
                                          ---------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income..............               .21                .46           .39           .31           .39           .22
 Net realized and unrealized gains
   (losses).........................               .09              (3.63)         2.58           .64          (.64)         1.00
                                          ---------------------------------------------------------------------------------------
Total from investment operations....               .30              (3.17)         2.97           .95          (.25)         1.22
                                          ---------------------------------------------------------------------------------------
Less distributions from:
 Net investment income..............              (.51)              (.33)         (.42)         (.37)         (.21)         (.22)
 Net realized gains.................              (.01)              (.05)           --            --            --            --
 In excess of net realized gains....                --               (.08)           --            --            --            --
                                          ---------------------------------------------------------------------------------------
Total distributions.................              (.52)              (.46)         (.42)         (.37)         (.21)         (.22)
                                          ---------------------------------------------------------------------------------------
Net asset value, end of period......            $12.48             $12.70        $16.33        $13.78        $13.20        $13.66
                                          =======================================================================================
Total Return*.......................             2.11%           (19.94)%        22.06%         7.48%       (1.74)%         9.69%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...           $82,581            $97,823      $151,777      $125,875      $130,149      $131,544
Ratios to average net assets:
 Expenses...........................             1.54%**            1.45%         1.45%         1.51%         1.55%         1.58%
 Net investment income..............             2.91%**            2.70%         2.55%         2.73%         3.05%         1.97%
Portfolio turnover rate.............             1.30%             23.18%        24.03%        20.07%        38.69%        32.34%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
 8

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
Financial Highlights (continued)

                                                                                      CLASS C
                                                        -------------------------------------------------------------------
                                                        SIX MONTHS ENDED                  YEAR ENDED AUGUST 31,
                                                        FEBRUARY 28, 1999      --------------------------------------------
                                                           (UNAUDITED)           1998         1997        1996       1995+
                                                        -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period..............           $12.55              $16.16      $13.67      $13.17      $12.25
                                                        -------------------------------------------------------------------
Income from investment operations:
 Net investment income............................              .12                 .30         .31         .33         .03
 Net realized and unrealized gains (losses).......              .12               (3.57)       2.52         .52         .89
                                                        -------------------------------------------------------------------
Total from investment operations..................              .24               (3.27)       2.83         .85         .92
                                                        -------------------------------------------------------------------
Less distributions from:
 Net investment income............................             (.38)               (.21)       (.34)       (.35)         --
 Net realized gains...............................             (.01)               (.05)         --          --          --
 In excess of net realized gains..................               --                (.08)         --          --          --
                                                        -------------------------------------------------------------------
Total distributions...............................             (.39)               (.34)       (.34)       (.35)         --
                                                        -------------------------------------------------------------------
Net asset value, end of period....................           $12.40              $12.55      $16.16      $13.67      $13.17
                                                        ===================================================================
Total Return*.....................................            1.73%            (20.61)%      21.12%       6.69%       7.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).................           $4,410              $6,869      $8,917      $5,275      $1,823
Ratios to average net assets:
 Expenses.........................................            2.30%**             2.20%       2.20%       2.26%       2.26%**
 Net investment income............................            2.11%**             1.97%       1.74%       2.20%       1.71%**
Portfolio turnover rate...........................            1.30%              23.18%      24.03%      20.07%      38.69%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period May 1, 1995 (effective date) to August 31, 1995.
                       See Notes to Financial Statements.
                                                                               9

PAGE



TEMPLETON GLOBAL REAL ESTATE FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED)

                                                                 COUNTRY        SHARES          VALUE
                                                                 ------------------------------------
COMMON STOCKS 83.8%
BANKING 3.2%
*Bangkok Bank Public Co. Ltd., fgn..........................     Thailand        291,000     $   491,238
Banque Nationale de Paris BNP...............................      France           8,023         640,290
Development Bank of Singapore Ltd., fgn.....................    Singapore         43,000         312,137
HSBC Holdings Plc...........................................    Hong Kong         41,301       1,162,095
National Australia Bank Ltd.................................    Australia          6,300         105,037
Shinhan Bank Co. Ltd........................................   South Korea         7,946          48,709
                                                                                             -----------
                                                                                               2,759,506
                                                                                             -----------
BUILDING MATERIALS & COMPONENTS 2.5%
Suez Cement Co. ............................................      Egypt           88,000       1,576,600
Unione Cementi Marchino Emiliane (Unicem), di Risp..........      Italy          139,580         637,261
                                                                                             -----------
                                                                                               2,213,861
                                                                                             -----------
CONSTRUCTION & HOUSING .4%
Toda Corp...................................................      Japan           70,000         333,333
                                                                                             -----------
ENERGY SOURCES 1.5%
Perez Companc SA, B.........................................    Argentina         51,000         207,653
Societe Elf Aquitaine SA, Br. ..............................      France          10,317       1,075,926
                                                                                             -----------
                                                                                               1,283,579
                                                                                             -----------
FINANCIAL SERVICES .9%
Housing Development Finance Corp. Ltd.......................      India            6,800         363,304
Lend Lease Corp. Ltd........................................    Australia         32,506         403,691
                                                                                             -----------
                                                                                                 766,995
                                                                                             -----------
FOREST PRODUCTS & PAPER 1.5%
St. Joe Co..................................................  United States       60,000       1,293,750
                                                                                             -----------
LEISURE & TOURISM 3.1%
Grand Hotel Holdings Ltd....................................    Hong Kong      2,469,000         340,980
Mandarin Oriental Intl. Ltd.................................    Singapore      1,501,000         727,985
Oriental Hotel (Thailand) Public Co. Ltd., fgn..............     Thailand         76,200         387,942
*Prime Hospitality Corp.....................................  United States       37,200         381,300
Rank Group Plc..............................................  United Kingdom     229,606         873,593
                                                                                             -----------
                                                                                               2,711,800
                                                                                             -----------
MERCHANDISING .8%
Li & Fung Ltd...............................................    Hong Kong         70,000         126,488
Wessel & Vett, Theodore AS, C...............................     Denmark          12,000         551,052
                                                                                             -----------
                                                                                                 677,540
                                                                                             -----------

 10

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED) (CONT.)

                                                                 COUNTRY        SHARES          VALUE
                                                                 ------------------------------------
COMMON STOCKS (CONT.)
METALS & MINING 2.0%
Anglo American Platinum Corp. Ltd...........................   South Africa        1,208     $    19,851
Boehler Uddeholm AG.........................................     Austria           9,500         455,316
Industrias Penoles SA.......................................      Mexico         391,100       1,170,746
RGC Ltd.....................................................    Australia        447,522         126,438
                                                                                             -----------
                                                                                               1,772,351
                                                                                             -----------
MISC MATERIALS & COMMODITIES .5%
De Beers/Centenary Linked Units, Reg. ......................   South Africa       27,600         475,816
                                                                                             -----------
MULTI-INDUSTRY 6.7%
Cheung Kong Holdings Ltd....................................    Hong Kong        268,000       1,824,659
First Pacific Co............................................    Hong Kong      1,952,667       1,178,241
Hutchison Whampoa Ltd.......................................    Hong Kong        210,000       1,456,875
*Metro Pacific Corp. MDI....................................   Philippines       500,000          24,647
Swire Pacific Ltd., B.......................................    Hong Kong            800             488
Wheelock and Company Ltd....................................    Hong Kong      2,156,675       1,329,176
                                                                                             -----------
                                                                                               5,814,086
                                                                                             -----------
REAL ESTATE 53.2%
+American Health Properties Inc.............................  United States       64,300       1,225,719
Bail Investissement.........................................      France           6,626         905,579
+Boston Properties Inc......................................  United States       65,000       2,100,313
*Canlan Investment Corp.....................................      Canada         254,000         159,854
+Carramerica Realty Corp....................................  United States       65,000       1,397,500
+CBL & Associates Properties Inc............................  United States       93,900       2,341,631
+Charles E. Smith Residential Realty Inc....................  United States       51,600       1,515,750
China Resources Beijing Land Ltd............................      China        1,520,000         255,042
China Resources Beijing Land Ltd., 144A.....................      China          480,300          80,590
*Corporacion Geo SA, B......................................      Mexico          23,000          60,763
+Crescent Real Estate Equities Co...........................  United States       91,880       1,917,995
+Equity Residential Properties..............................  United States       75,800       3,107,800
+Federal Realty Investment Trust............................  United States       33,000         728,063
+General Growth Properties..................................  United States       28,830         973,013
+Highwoods Properties Inc...................................  United States      127,800       3,059,218
Inversiones y Representacion SA.............................    Argentina        344,072         802,009
Inversiones y Representacion SA, GDR........................    Argentina            846          19,617
+LTC Properties Inc.........................................  United States      226,000       2,825,000
+Nationwide Health Properties Inc...........................  United States      122,000       2,196,000
New Asia Realty and Trust Co. Ltd., A.......................    Hong Kong        388,000         320,506
New World Development Co. Ltd...............................    Hong Kong        761,109       1,399,865
*Northstar Capital Investment Corp..........................  United States       95,000       1,508,125
*Prima Inmobiliaria SA......................................      Spain           95,500         748,526
+Rouse Co...................................................  United States      160,700       3,756,363
*Security Capital US Realty.................................    Luxembourg       232,000       1,809,600
+Summit Properties Inc......................................  United States       91,300       1,512,156
Taylor Woodrow Plc..........................................  United Kingdom     315,802         857,525

                                                                              11

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED) (CONT.)

                                                                 COUNTRY        SHARES          VALUE
                                                                 ------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE (CONT.)
Union du Credit Bail Immobilier Unibail.....................      France          26,850     $ 3,301,169
+Weeks Corp.................................................  United States      140,400       3,790,800
Westfield Trust, units......................................    Australia        784,365       1,607,265
                                                                                             -----------
                                                                                              46,283,356
                                                                                             -----------
TELECOMMUNICATIONS 1.3%
Telecomunicacoes Brasileiras SA (Telebras)..................      Brazil       6,664,000         230,866
Telefonos de Mexico SA (Telmex), L, ADR.....................      Mexico          15,700         897,844
                                                                                             -----------
                                                                                               1,128,710
                                                                                             -----------
TRANSPORTATION 2.8%
Florida East Coast Industries Inc...........................  United States       44,000       1,193,500
Peninsular & Oriental Steam Navigation Co...................  United Kingdom     104,961       1,233,362
                                                                                             -----------
                                                                                               2,426,862
                                                                                             -----------
UTILITIES ELECTRICAL & GAS 3.4%
National Grid Group Plc.....................................  United Kingdom     199,070       1,439,875
National Power Plc..........................................  United Kingdom     192,378       1,530,160
                                                                                             -----------
                                                                                               2,970,035
                                                                                             -----------
TOTAL COMMON STOCKS (COST $70,753,213)......................                                  72,911,580
                                                                                             ===========
PREFERRED STOCKS 2.1%
Banco Itau SA, pfd..........................................      Brazil       1,117,000         392,459
Baumax AG, pfd..............................................     Austria          36,907         607,723
Cia Vale do Rio Doce, A, pfd................................      Brazil          30,800         394,270
Cia Vale do Rio Doce, ADR, pfd..............................      Brazil          31,200         399,391
                                                                                             -----------
TOTAL PREFERRED STOCKS (COST $3,456,240)....................                                   1,793,843
                                                                                             -----------
                                                                              PRINCIPAL
                                                                               AMOUNT**
                                                                              ----------
BONDS 4.1%
Government of Italy, cvt., 5.00%, 6/28/01...................      Italy       $1,345,000       2,347,025
Revenue Property Ltd., cvt., 6.00%, 3/01/04.................      Canada       1,400,000       1,232,000
                                                                                             -----------
TOTAL BONDS (COST $2,750,722)...............................                                   3,579,025
                                                                                             -----------
TOTAL INVESTMENTS (COST $76,960,175) 90.0%..................                                  78,284,448
OTHER ASSETS, LESS LIABILITIES 10.0%........................                                   8,706,321
                                                                                             -----------
TOTAL NET ASSETS 100.0%.....................................                                 $86,990,769
                                                                                             ===========

*Non-income producing.
**Securities denominated in U.S. dollars.
+Real Estate Investment Trust (37.30% of total net assets).
                       See Notes to Financial Statements.
 12

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1999 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $76,960,175).....    $78,284,448
 Receivables:
  Investment securities sold................................      9,522,850
  Fund shares sold..........................................         69,549
  Dividends and interest....................................        409,686
                                                                -----------
      Total assets..........................................     88,286,533
                                                                -----------
Liabilities:
 Payables:
  Fund shares redeemed......................................        451,283
  To affiliates.............................................         97,951
  Funds advanced by custodian...............................        667,015
  Accrued expenses..........................................         79,515
                                                                -----------
      Total liabilities.....................................      1,295,764
                                                                -----------
Net assets, at value........................................    $86,990,769
                                                                ===========
Net assets consist of:
 Undistributed net investment income........................    $   190,999
 Net unrealized appreciation................................      1,324,273
 Accumulated net realized loss..............................     (3,010,812)
 Beneficial shares..........................................     88,486,309
                                                                -----------
Net assets, at value........................................    $86,990,769
                                                                ===========
CLASS A:
 Net asset value per share ($82,580,951 / 6,616,131 shares
   outstanding).............................................         $12.48
                                                                ===========
 Maximum offering price per share ($12.48 / 94.25%).........         $13.24
                                                                ===========
CLASS C:
 Net asset value per share ($4,409,818 / 355,582 shares
   outstanding)*............................................         $12.40
                                                                ===========
 Maximum offering price per share ($12.40 / 99.00%).........         $12.53
                                                                ===========

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
                                                                              13

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $25,145)
 Dividends..................................................    $ 2,121,738
 Interest...................................................        132,811
                                                                -----------
      Total investment income...............................                      $ 2,254,549
Expenses:
 Management fees (Note 3)...................................        380,114
 Administrative fees (Note 3)...............................         76,023
 Distribution fees (Note 3)
  Class A...................................................        119,789
  Class C...................................................         28,157
 Transfer agent fees (Note 3)...............................        105,000
 Custodian fees.............................................            600
 Reports to shareholders....................................         53,100
 Registration and filing fees...............................         17,900
 Professional fees..........................................         11,200
 Trustees' fees and expenses................................         10,500
 Other......................................................          1,139
                                                                -----------
      Total expenses........................................                          803,522
                                                                                  -----------
            Net investment income...........................                        1,451,027
                                                                                  -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     (2,222,110)
  Foreign currency transactions.............................         34,066
                                                                -----------
      Net realized loss.....................................                       (2,188,044)
      Net unrealized appreciation on investments............                        3,962,831
                                                                                  -----------
Net realized and unrealized gain............................                        1,774,787
                                                                                  -----------
Net increase in net assets resulting from operations........                      $ 3,225,814
                                                                                  ===========

                       See Notes to Financial Statements.
 14

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 28, 1999         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 1998
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $  1,451,027           $  3,805,367
  Net realized gain (loss) from investments and foreign
    currency transactions...................................        (2,188,044)             1,351,358
  Net unrealized appreciation (depreciation) on
    investments.............................................         3,962,831            (32,063,545)
                                                                ---------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................         3,225,814            (26,906,820)
 Distributions to shareholders from:
  Net investment income:
   Class A..................................................        (3,762,372)            (3,003,171)
   Class C..................................................          (166,616)              (118,402)
  Net realized gains:
   Class A..................................................           (70,499)              (466,731)
   Class C..................................................            (4,412)               (28,174)
  In excess of net realized gains:
   Class A..................................................                --               (705,284)
   Class C..................................................                --                (42,573)
 Capital share transactions (Note 2):
   Class A..................................................       (14,451,836)           (24,576,319)
   Class C..................................................        (2,471,513)              (154,617)
                                                                ---------------------------------------
    Net decrease in net assets..............................       (17,701,434)           (56,002,091)
Net assets:
 Beginning of period........................................       104,692,203            160,694,294
                                                                ---------------------------------------
 End of period..............................................      $ 86,990,769           $104,692,203
                                                                =======================================
Undistributed net investment income included in net assets:
 End of period..............................................      $    190,999           $  2,668,960
                                                                =======================================

                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Real Estate Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital growth, and its secondary goal is current income. Under normal conditions, the Fund invests primarily in the equity and debt securities of companies located anywhere in the world that are engaged in or related to the real estate industry or which own significant real estate assets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

 16

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares; Class A and Class C shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C, respectively. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class of shares and the exchange privilege of each class.

At February 28, 1999, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                                 FEBRUARY 28, 1999                   AUGUST 31, 1998
                                                             -------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES         AMOUNT
                                                             -------------------------------------------------------------
CLASS A SHARES:
Shares sold................................................     448,346    $  5,946,720            989,236    $ 15,410,679
Shares issued on reinvestment of distributions.............     257,073       3,446,332            239,459       3,769,262
Shares redeemed............................................  (1,791,937)    (23,844,888)        (2,822,831)    (43,756,260)
                                                             -------------------------------------------------------------
Net decrease...............................................  (1,086,518)   $(14,451,836)        (1,594,136)   $(24,576,319)
                                                             =============================================================

                                                                              17

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements (unaudited) (continued)

2. BENEFICIAL SHARES (CONT.)

                                                                 SIX MONTHS ENDED                   YEAR ENDED
                                                                 FEBRUARY 28, 1999                AUGUST 31, 1998
                                                              -------------------------------------------------------
                                                               SHARES       AMOUNT             SHARES       AMOUNT
                                                              -------------------------------------------------------
CLASS C SHARES:
Shares sold.................................................    23,991    $   409,035          202,765    $ 3,004,691
Shares issued on reinvestment of distributions..............    10,880        144,965           10,557        164,676
Shares redeemed.............................................  (226,731)    (3,025,513)        (217,790)    (3,323,984)
                                                              -------------------------------------------------------
Net decrease................................................  (191,860)   $(2,471,513)          (4,468)   $  (154,617)
                                                              =======================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investors Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TGAL of 0.75% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% and 1.00% per year of the average daily net assets of Class A and Class C shares, respectively, for costs incurred in marketing the Fund's Class A and Class C shares. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At February 28, 1999, unreimbursed costs were $93,938. Distributors received net commissions from sales of the Fund's shares, and received contingent deferred sales charges for the period of $5,241 and $1,524, respectively.

Legal fees of $13,740 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At August 31, 1998, the Fund had deferred capital losses and deferred foreign currency losses occurring subsequent to October 31, 1997 of $516,346 and $108,756, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 1999.

 18

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)
At February 28, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $77,271,449 was as follows:

Unrealized appreciation.....................................    $ 12,281,449
Unrealized depreciation.....................................     (11,268,450)
                                                                ------------
Net unrealized appreciation.................................    $  1,012,999
                                                                ============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 1999 aggregated $1,286,603 and $24,746,701, respectively.

                                                                              19

PAGE


                      This page intentionally left blank.

PAGE


LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government
 Securities Fund
Franklin Federal Money Fund
Franklin Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME

Alabama
Arizona**
California**
Colorado
Connecticut
Florida**
Georgia
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan+
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           01/99

PAGE


                                                                 Bulk Rate
                                                                U.S. Postage
                                                                   PAID
                                                           So. San Francisco, CA
                                                               Permit No. 655
[LOGO]
FRANKLIN TEMPLETON(R)
Templeton Global Real Estate Fund
777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777

SEMIANNUAL REPORT

PRINCIPAL UNDERWRITER

Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585
1-800/DIAL BEN(R)
www.franklin-templeton.com

SHAREHOLDER SERVICES
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the current Templeton Global Real Estate Fund prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.



410  S99 04/99                        [RECYCLE LOGO]  Printed on recycled paper